UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): February 1, 2010

 Commission File Number 0-17071

FIRST MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

INDIANA   35-1544218

(State or other jurisdiction of incorporation)            (IRS Employer Identification No.)

200 East Jackson Street

P.O. Box 792

Muncie, IN 47305-2814

(Address of principal executive offices, including zip code)

(765) 747-1500

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 1, 2010, First Merchants Corporation will conduct a third quarter earnings conference call and web cast on Monday, February 1, 2010 at 2:30 p.m. (ET). A copy of the slide presentation utilized on the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit 99.1	Slide presentation, utilized February 1, 2010, during conference call and web cast by First Merchants Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Corporation

(Registrant)

By: /s/ Mark K. Hardwick
Mark K. Hardwick
Executive Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

Dated: February 1, 2010

EXHIBIT INDEX

Exhibit No.

99.1	Description

Slide presentation, utilized February 1, 2010, during conference call and web cast by First Merchants Corporation

First Merchants Corporation

Exhibit No. 99.1

Presentation Slides, utilized February 1, 2010

First Merchants Corporation

4th Quarter 2009
Earnings Call

February 1, 2010

Michael C. Rechin

President

and Chief Executive Officer

Forward-Looking Statement

The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern
historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement.

Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements.

           Loss of $.55 per diluted share for the quarter ended
            December 31, 2009, reflects continued efforts to build loan loss reserve, maximize net interest margin, and preserve
            capital.

   Growth in core deposit level produces growing liquidity and reduced wholesale funding use.

           Improvement in the risk profile of the loan portfolio across the continuum of credit measures from delinquency to non-
            performing status.

           Active balance sheet management maintains regulatory ratios soundly in excess of “well capitalized” thresholds.

Key Points for 4th Quarter

           Pre-tax pre-provision run rate captures early benefit
            of Lincoln Bancorp acquisition.

           Charter combination accelerates adoption of
            common processes and policies to identify
            efficiencies.

           Credit profile in loan portfolio and investment
            portfolio improves at year-end.

           Reduced common dividend to preserve capital.

Key Points for Full Year 2009

Mark K. Hardwick

Executive Vice President

and Chief Financial Officer

Financial Performance

TOTAL ASSETS

($ in Millions)

2007

2008

2009

1.

Investments

$

451

$

482

$

563

2.

Loans

2,877

3,722

3,278

3.

Allowance

(28)

(50)

(92)

4.

CD&I & Goodwill

136

166

159

5.

BOLI

71

93

95

6.

Other

275

371

478

7.

Total Assets

$3,782

$4,784

$4,481

Other Consumer
5.8%
Commercial &
Industrial Loans
20.8%
Home Equity
6.7%
Residential
Mortgage
19.2%
Commercial
Mortgage
34.5%
Agriculture
8.2%
Land & Lot
4.8%

LOAN AND CREDIT DETAIL

Loan Composition (as of 12/31/09)

Yield = 5.78%

INVESTMENT PORTFOLIO
(as of 12/31/09)

$563 Million Balance

Average duration - 4.5 years

Tax equivalent yield of 4.86%

No private label MBS exposure

Trust Preferred Pools with book balance of
$7.0 million and a market value of $2.4
million

Net unrealized gain of the entire portfolio
totals $8.4 million

TOTAL LIABILITIES AND CAPITAL

($ in Millions)

2007

2008

2009

1.

Customer Deposits*

$2,605

$3,242

$3,262

2.

Brokered Deposits

239

477

275

3.

Bank-Level Borrowings

483

507

339

4.

Other Liabilities

29

51

30

5.

Hybrid Capital

86

111

111

6.

Preferred Stock (CPP)

0

0

112

7.

Common Equity

340

396

352

8.

Total Liabilities and Cap

$3,782

$4,784

$4,481

* Total deposits less brokered deposits

$438M

- Demand Deposits - 37%
- Savings Deposits - 21%
- Certificates & Time Deposits of >$100,000 - 12%
- Certificates & Time Deposits of <$100,000 - 22%
- Brokered Deposits - 8%

DEPOSITS (as of 12/31/09)

$782M

$275M

$1,309M

$733M

Cost of Funds = 1.87%

CAPITAL RATIOS

2007

2008

2009

1.

Total Risk-Based

Capital Ratio

10.55%

10.24%

13.04%

2.

Tier 1 Risk-Based

Capital Ratio

8.75%

7.71%

10.32%

3.

Leverage Ratio

7.19%

8.16%

8.20%

4.

TCE/TCA

5.72%

5.01%

4.54%

3.55%
3.84%
3.74%
$117
$133
$159
2007
2008
2009
Net Interest Income - FTE ($ in Millions)
Earning Assets ($ in Millions)

NET INTEREST MARGIN

$122.2
$92.1
$81.6
$49.5
$28.2
$28.2
$15.6
$8.5
$6.8
2007
2008
2009
Net Charge-offs
Provison
Allowance for Loan Losses

CREDIT COSTS OVER TIME

NON-INTEREST INCOME

($ in Millions)

2007

2008

2009

1.

Service Charges on Deposit

Accounts

$12.4

$13.0

$15.1

2.

Trust Fees

8.4

8.0

7.4

3.

Insurance Comm. Income

5.1

5.8

6.4

4.

Cash Surrender Value of Life Ins.

3.7

(0.3)

1.6

5.

Gains on Sales Mortgage Loans

2.4

2.5

6.8

6.

Securities Gains/Losses

0

(2.1)

4.4

7.

Other

8.6

9.5

9.5

8.

Total

$40.6

$36.4

$51.2

NON-INTEREST EXPENSE

($ in Millions)

2007

2008

2009

1.

Salary & Benefits

$58.8

$63.0

$76.3

2.

Premises & Equipment

13.4

14.4

17.9

3.

Core Deposit Intangible

3.2

3.2

5.1

4.

Professional Services

2.0

2.6

4.4

5.

OREO Expense

1.0

2.8

9.8

6.

FDIC Expense

1.5

1.7

10.4

7.

FHLB Prepayment Penalties

0

0

1.9

8.

Outside Data Processing

3.8

4.1

6.2

9.

Marketing

2.2

2.3

2.1

10.

Other

16.3

14.7

17.5

Total

$102.2

$108.8

$151.6

EARNINGS

($ in Millions)

2007

2008

2009

1.

Net Interest Income-FTE

$117.2

$133.1

$159.1

2.

Non Interest Income1

40.6

38.5

46.5

3.

Non Interest Expense2

101.2

106.0

134.7

4.

Pre-Tax Pre-Provision Earnings

$ 56.6

$ 65.6

$ 70.9

5.

Provision

8.5

28.2

122.2

6.

Adjustments

1.1

5.0

12.1

7.

Taxes - FTE

15.4

11.8

(22.7)

8.

CPP Dividend

0

0

5.0

9.

Net Income Avail. for Distribution

$31.6

$20.6

($45.7)

10.

EPS

$1.73

$1.14

($2.17)

1Adjusted for Bond Gains & Losses and one-time mortgage sale

2Adjusted for the FDIC Special Assessment, FHLB Prepayment Penalties & OREO

Expense & Credit-Related Professional Services

John J. Martin

Senior Vice President

and Chief Credit Officer

PORTFOLIO OVERVIEW

4th Quarter Highlights

The quarter exhibited positive trends in multiple asset quality measurements*.

30+ days delinquent loans declined from $59.5 to $40.5 million, the lowest in the last 6 quarters.

90+ days delinquent loans declined from $5.4 to $4 million.

Non-accrual loans declined from $123.3 to $118.4 million.

Other real estate owned declined from $21.8 to $14.9 million.

Non-performing assets declined from $150.7 to $142 million.

The allowance for loan loss increased to 78% of non-accrual loans.

* Linked quarters

CHARGE-OFF OVERVIEW

4th Quarter Charge-Off Analysis

The 10 largest charge-offs totaled $12.5 million and comprised 60% of 4th quarter net charge-offs.

4th quarter net charge-offs totaled $20.8 million and provision expense totaled $26 million.

The largest charge-off is related to a troubled debt restructure of a fuel distributor.

Other real estate owned write-down was $2.7 million.

($000)

Commercial &

Industrial

Commercial

Mortgage

Land and Lot

# of Loan

1

4

5

($000)

$5,164

$3,352

$3,975

Loan Portfolio Composition
Other Consumer, 5.8%
Home Equity, 6.7%
Commercial & Industrial, 20.8%
Residential Mortgage, 19.2%
Agriculture, 8.2%
Land and Lot, 4.8%
Commercial Mortgage, 34.5%

YTD Net Charge-Offs by Loan Type
(%of total Net Charge-Offs)
Home Equity, 2%
Residential Mortgage, 8%
Other Consumer, 4%
Agriculture, 2%
Commercial & Industrial 44%
Land and Lot, 18%
Commercial Mortgage, 22%

YTD CHARGE-OFF COMPOSITION AS OF 12/31/09

($000)

Commercial &

Industrial

Commercial

Mortgage

Land and

Lot

Agriculture

Total Commercial

Residential

Mortgage

Home

Equity

Other

Consumer

Total

Consumer

Total

Consumer and

Commercial

Loan Balances

$682,996

$1,129,921

$158,725

$267,274

$2,238,916

$629,478

$220,142

$189,289

$1,038,909

$3,277,825

% of total

20.84%

34.47%

4.84%

8.15%

68.30%

19.20%

6.72%

5.77%

31.70%

Net Charge-offs Q4

$5,701

$5,315

$5,087

$894

$16,997

$2,300

$429

$1,081

$3,810

$20,807

Net Charge-offs YTD

$36,432

$18,165

$14,329

$1,287

$70,213

$6,180

$1,610

$3,625

$11,415

$81,628

Net Charge-off ratio

5.33%

1.61%

9.03%

0.48%

3.14%

0.98%

0.73%

1.92%

1.10%

2.49%

Loan Portfolio Composition
Other Consumer, 5.8%
Home Equity, 6.7%
Commercial & Industrial, 20.8%
Residential Mortgage, 19.2%
Agriculture, 8.2%
Land and Lot, 4.8%
Commercial Mortgage, 34.5%

NPA
(% of Total Loans)
Home Equity, 0.86%
Other Consumer, 0.28%
Residential Mortgage, 3.42%
Commercial & Industrial, 6.05%
Agriculture, 2.06%
Land and Lot, 17.66%
Commercial Mortgage, 4.18%

NON-ACCRUAL LOAN COMPOSITION AS OF 12/31/09

($000)

Commercial &

Industrial

Commercial

Mortgage

Land and

Lot

Agriculture

Total Commercial

Residential

Mortgage

Home

Equity

Other

Consumer

Total

Consumer

Total

Consumer and

Commercial

Loan Balances

$682,996

$1,129,921

$158,725

$267,274

$2,238,916

$629,478

$220,142

$189,289

$1,038,909

$3,277,825

% of total

20.84%

34.47%

4.84%

8.15%

68.30%

19.20%

6.72%

5.77%

31.70%

NPAs (including 90+ DPD)

$41,337

$47,284

$28,023

$5,512

$122,155

$21,505

$1,899

$528

$23,932

$146,087

NPA Ratio

6.05%

4.18%

17.66%

2.06%

5.46%

3.42%

0.86%

0.28%

2.30%

4.46%

TOP NEW NON-ACCRUAL LOANS

Balance

Type

Industry

21,032

CL

Tool & die - automotive industry

6,788

CL

Commercial investment real estate

1,350

CL

Campground

1,183

CL

Car dealer

1,075

CL

Residential rentals

826

CL

Trailer and towable manufacturer

724

CL

Residential real estate development

661

CL

Motorcycle sales and service

33,640

OREO
Commercial Mortgage 41%
1-4 Family 13%
Land and Construction 46%

OTHER REAL ESTATE OWNED COMPOSITION
AS OF 12/31/09

($000)

Commercial

Mortgage

Land and

Construction

1-4 Family

Total

Book Balance

$6,063

$6,899

$1,916

$14,879

% of ORE

41%

46%

13%

100%

($000)

$156,086

$40,234

($18,059)

($5,755)

($21,301)

($4,881)

$2,517

($6,749)

($2,668)

($6,900)

($1,455)

$3,238

($9,998)

$146,088

Beginning NPAs & 90+ Days Past Due (9/30/2009)

Non-accrual

Add: New NPL*s (From Call report)

Less: To Accrual/Pay-off

Less: Restructure/OREO

Less: Charge-offs

    in Non-accrual loans

Other Real Estate Owned (ORE)

Add: New ORE Properties

Less: ORE Sold

Less: ORE write-downs

    in ORE

    90 days past due

    Restructured/Renegotiated Loans

Total NPA Change

Ending NPAs & 90+ Days Past Due (12/31/2009)

NON-PERFORMING ASSETS RECONCILIATION

$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
87,546
108,546
112,220
123,290
118,409
57%
54%
69%
70%
78%
4Q08
1Q09
2Q09
3Q09
4Q09
ALLL as a % of NA
Non-Accrual Loans

ALLOWANCE COVERAGE TO NON-ACCRUAL LOANS

Allowance as a % of Non-Accrual Loans

($000)

Michael C. Rechin

President

and Chief Executive Officer

“Protect and Strengthen”
Strategic and Tactical Direction for 2010

Continue to improve asset quality

Establish a trend in lower credit costs

Reduction in need to build loan loss reserve

Execute on common growth objectives

Improve capital levels for credit adequacy and growth
opportunities.

“Protect and Strengthen”
Strategic and Tactical Direction for 2010

Drive Revenue with simpler, faster structure

Deploy liquidity in growth markets

Greater investment in brand building

Reduced provision with pre-tax pre-provision
foundation provides a return to profitability

Contact Information

First Merchants Corporation common stock is
traded on the NASDAQ Global Select Market
under the symbol FRME.

Additional information can be found at

www.firstmerchants.com

Investor inquiries:

Mark K. Hardwick

Executive Vice President-Chief Financial
Officer

Telephone: 765.751.1857

mhardwick@firstmerchants.com

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